Operating Lease Obligations	12 Months Ended
Dec. 31, 2014
Operating Lease Obligations [Abstract]
Operating Lease Obligations

14.  Operating Lease Obligations

The Company has entered into a number of arrangements that are classified as operating leases. The operating leases are for several branch and office locations. The majority of the branch and office location leases are renewable at the Company’s option. Future minimum lease commitments are based on current rental payments. Rental expense charged to operations, including license fees for branch offices, was $124,000,  $122,000 and $114,000 in 2014,  2013 and 2012, respectively.

The following is a summary of future minimum rental payments for the next five years required under operating leases that have initial or remaining noncancellable lease terms in excess of one year as of December 31, 2014 (in thousands):

Years ending December 31,
2015	$124
2016	113
2017	65
2018	22
2019	20
2020 and beyond	-
Total minimum payments required	$344